UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2008

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

A copy of presentation materials dated September 10, 2008 is being furnished herewith as Exhibit 99.1. These materials were prepared for use by the Chief Executive Officer and the Chief Financial Officer of People’s United Financial, Inc. in connection with investor meetings scheduled to occur on September 9, 2008 and September 10, 2008, and a presentation at the Lehman Brothers Financial Services Conference scheduled to occur on September 10, 2008

The information contained in and accompanying this Form 8-K with respect to Item 7.01 (including the Exhibit hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibit is furnished herewith.

Exhibit No.	Description

99.1	Presentation Materials dated September 10, 2008

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: September 9, 2008	By:	/s/ Eric J. Appellof
(Signature)
	Name:	Eric J Appellof
	Title:	First Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Presentation Materials dated September 10, 2008	99.1-1

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